                                                                   EXHIBIT 10.94

                                                                  EXECUTION COPY


                               TELECORP PCS, INC

                                 $450,000,000

                   10 5/8% Senior Subordinated Notes due 2010


                  EXCHANGE AND REGISTRATION RIGHTS AGREEMENT



                                                                   July 14, 2000



CHASE SECURITIES INC.
LEHMAN BROTHERS INC.
DEUTSCHE BANK SECURITIES INC.                 ]
c/o Chase Securities Inc.
270 Park Avenue, 4th floor
New York, New York 10017

Ladies and Gentlemen:

          TeleCorp PCS, Inc., a Delaware corporation (the "Company"), proposes
                                                           -------
to issue and sell to Chase Securities Inc. ("CSI"), Lehman Brothers Inc.
                                             ---
("Lehman") and Deutsche Bank Securities Inc. ("Deutsche Bank" and together with
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CSI and Lehman, the "Initial Purchasers"), upon the terms and subject to the
                     ------------------
conditions set forth in a purchase agreement dated July 11, 2000 (the "Purchase
                                                                       --------
Agreement"), $450,000,000 aggregate principal amount at maturity of its 10 5/8%
---------
Senior Subordinated Notes due 2010 (the "Securities") to be guaranteed on a
                                         ----------
senior subordinated basis by TeleCorp Communications, Inc., a subsidiary of the Company (the "Subsidiary Guarantor"). Capitalized terms used but not defined
              --------------------
herein shall have the meanings given to such terms in the Purchase Agreement.

          As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchasers thereunder, the Company and the Subsidiary Guarantor agree with the Initial Purchasers, for the benefit of the holders (including the Initial Purchasers and the Market Maker (as defined herein)) of the Securities, the Exchange Securities (as defined herein) and the Private Exchange Securities (as defined herein) (collectively, the "Holders"), as follows:
                                    -------

          1. Registered Exchange Offer. The Company and the Subsidiary Guarantor shall (i) prepare and, not later than 60 days following the date of original issuance of the Securities (the "Issue Date"), file with the Commission
                                          ----------
a registration statement (the "Exchange Offer Registration Statement") on an
                               -------------------------------------
appropriate form under the Securities Act with respect to a proposed offer to the Holders of the Securities (the "Registered Exchange Offer") who are not
                                    -------------------------
prohibited by applicable law or interpretations thereof by the Commission's staff from participating in the Registered Exchange Offer to issue and deliver to such Holders, in exchange for the Securities, a like aggregate principal amount of debt securities of the Company (the "Exchange Securities") that are
                                               -------------------
identical in all material respects to the Securities, except for the transfer restrictions and registration rights relating to the Securities, (ii) use their commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective under the Securities Act no later than 180 days after the Issue Date and the Registered Exchange Offer to be consummated no later than 210 days after the Issue Date and (iii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange
                                                                       --------
Offer Registration Period").  The Exchange Securities will be issued under the
-------------------------
Indenture or an indenture (the "Exchange
                                --------

Securities Indenture") among the Company, the Subsidiary Guarantor and the
--------------------
Trustee or such other bank or trust company that is reasonably satisfactory to the Initial Purchasers, as trustee (the "Exchange Securities Trustee"), such
                                         ---------------------------
indenture to be identical in all material respects to the Indenture, except for the transfer restrictions and registration rights relating to the Securities (as described above). All references in this Agreement to "Registration Statement" and "prospectus" shall, except where the context otherwise requires, include any Registration Statement (or amendment or supplement thereto) and prospectus (or amendment thereto), respectively, filed with the Commission pursuant to Section 6 of this Agreement.

          Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder (a) is not an affiliate of the Company or an Exchanging Dealer (as defined herein) not complying with the requirements of the next sentence, (b) is not an Initial Purchaser holding Securities that have, or that are reasonably likely to have, the status of an unsold allotment in an initial distribution, (c) acquires the Exchange Securities in the ordinary course of such Holder's business, (d) has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities and (e) is not otherwise prohibited by applicable law or interpretations thereof by the Commission's staff from participating in the Registered Exchange Offer) and to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. The Company, the Subsidiary Guarantor, the Initial Purchasers and each Exchanging Dealer acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, (i) each Holder that is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market-making activities or other trading activities, for Exchange Securities (an "Exchanging Dealer"),
                                                          -----------------
is required to deliver a prospectus containing substantially the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if an Initial Purchaser elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment, such Initial Purchaser is required to deliver a prospectus containing the information required by Item 507 and 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

          If, prior to the consummation of the Registered Exchange Offer, any Holder holds any Securities acquired by it that have, or that are reasonably likely to be determined to have, the status of an unsold allotment in an initial distribution, or any Holder is not entitled to participate in the Registered Exchange Offer, the Company shall, upon the request of any such Holder, simultaneously with the delivery of the Exchange Securities in the Registered Exchange Offer, issue and deliver to any such Holder, in exchange for the Securities held by such Holder (the "Private Exchange"), a like aggregate
                                     ----------------
principal amount of debt securities of the Company (the "Private Exchange
                                                         ----------------
Securities") that are identical in all material respects to the Exchange
----------
Securities, except for the transfer restrictions relating to such Private Exchange Securities. The Private Exchange Securities will be issued under the same indenture as the Exchange Securities, and the Company shall use commercially reasonable efforts to cause the Private Exchange Securities to bear the same CUSIP number as the Exchange Securities.

          In connection with the Registered Exchange Offer, the Company shall:

          (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date on which notice of the Registered Exchange Offer is mailed to the Holders;

          (c) utilize the services of a depositary (which may be the Trustee or an affiliate of the Trustee) for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York;

          (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York City time, on the last business day on which the Registered Exchange Offer shall remain open; and

          (e) otherwise comply in all respects with all laws that are applicable to the Registered Exchange Offer.

          As soon as practicable after the close of the Registered Exchange Offer and any Private Exchange, as the case may be, the Company shall:

          (a) accept for exchange all Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

          (b) deliver to the Trustee for cancelation all Securities so accepted for exchange; and

          (c) cause the Trustee or the Exchange Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.

          The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be used by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided that (i) in the case where
                                            --------
such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers have sold all Exchange Securities held by them and
(ii) the Company shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days after the consummation of the Registered Exchange Offer.

          The Indenture or the Exchange Securities Indenture, as the case may be, shall provide that the Securities, the Exchange Securities and the Private Exchange Securities shall vote and consent together on all matters as one class and that none of the Securities, the Exchange Securities or the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

          Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

          Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an affiliate of the Company or, if it is such an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,
(iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Securities.

          Notwithstanding any other provisions hereof, the Company and the Subsidiary Guarantor will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not, as of the consummation of the Registered Exchange Offer, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          2. Shelf Registration. If (i) because of any change in applicable law or interpretations thereof by the Commission's staff the Company is not permitted to effect the Registered Exchange Offer as contemplated by Section 1 hereof or (ii) any Securities validly tendered pursuant to the Registered Exchange Offer are not exchanged for Exchange Securities within 210 days after the Issue Date or (iii) any Initial Purchaser so requests with respect to Securities or Private Exchange Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following the consummation of the Registered Exchange Offer or (iv) any applicable law or interpretations thereof by the Commission's staff do not permit any Holder to participate in the Registered Exchange Offer or (v) any Holder that participates in the Registered Exchange Offer does not receive freely transferable Exchange Securities in exchange for tendered Securities or (vi) the Company so elects, then the following provisions shall apply:

               (a) the Company and the Subsidiary Guarantor shall use their commercially reasonable efforts to file as promptly as practicable (but in no event more than 45 days after so required or requested pursuant to this Section 2) with the Commission, and thereafter shall use their commercially reasonable efforts to cause to be declared effective, a shelf registration statement on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined below) by the Holders thereof from time to time in accordance with the methods of distribution set forth in such registration statement (hereafter, a "Shelf Registration
                                                        ------------------
          Statement" and, together with any Exchange Offer Registration
          --------
          Statement, a "Registration Statement"); provided that no Holder (other
                        ----------------------    --------
          than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

               (b) The Company and the Subsidiary Guarantor shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus forming part thereof to be used by Holders of Transfer Restricted Securities for a period ending on the earlier of (i) two years from the Issue Date or such shorter period that will terminate when all the Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which the Securities become eligible for resale without volume restrictions pursuant to Rule 144 under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). The Company and
                                   -------------------------
          the Subsidiary Guarantor shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily take any action that would result in Holders of Transfer Restricted Securities covered thereby not being able to offer and sell such Transfer Restricted Securities during that period, unless (i) such action is required by applicable law or (ii) such action is taken by the Company and the Subsidiary Guarantor in good faith and for valid business reasons (not including avoidance of their obligations hereunder), provided that the Company and the Subsidiary Guarantor within 90 days thereafter comply with the requirements of Section 4(j) hereof. Any such period during which the Company and the Subsidiary Guarantor fail to keep the Shelf Registration

          Statement effective and usable for offers and sales of Securities, Private Exchange Securities and Exchange Securities is referred to as a "Suspension Period". A Suspension Period shall commence on and
             -----------------
          include the date the Company and the Subsidiary Guarantor give notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities, Private Exchange Securities and Exchange Securities and shall end on the date when each Holder of Securities, Private Exchange Securities and Exchange Securities covered by such Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 4(j) hereof or is advised in writing by the Company and the Subsidiary Guarantor that use of the prospectus may be resumed. Not more than one Suspension Period shall be permitted in any period of 360 consecutive days. If one or more Suspension Periods occur, the two-year time period referenced above shall be extended by the number of days included in each such Suspension Period.

               (c) Notwithstanding any other provisions hereof, the Company and the Subsidiary Guarantor will ensure that (i) any Shelf Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations of the Commission thereunder, (ii) any Shelf Registration Statement and any amendment thereto (in either case, other than with respect to information included therein in reliance upon or in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use therein (the "Holders' Information")) does
                                                    --------------------
          not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Shelf Registration Statement, and any supplement to such prospectus (in either case, other than with respect to Holders' Information), does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3. Liquidated Damages.  (a)  The parties hereto agree that the
Holders of Transfer Restricted Securities will suffer damages if the Company and the Subsidiary Guarantor fails to fulfill their obligations under Section 1 or
Section 2, as applicable, and that it would not be feasible to ascertain the extent of such damages. Accordingly, if (i) the applicable Registration Statement is not filed with the Commission on or prior to 60 days after the Issue Date, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within 180 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in applicable law or interpretations thereof by the Commission's staff, if later, within 45 days after publication of the change in law or interpretation), (iii) the Registered Exchange Offer is not consummated on or prior to 210 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 180 days after the Issue Date (or in the case of a Shelf Registration Statement required to be filed in response to a change in applicable law or interpretations thereof by the Commission's staff, if later, within 45 days after publication of the change in law or interpretation) but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the
                                --------------------
Subsidiary Guarantor will be jointly and severally obligated to pay liquidated damages to each Holder of Transfer Restricted Securities, during the period of
one or more such Registration Defaults, in an amount equal to    $ 0.192 per
week per $1,000 of principal amount of Transfer Restricted Securities held by such Holder until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement is declared effective and the Registered Exchange Offer is consummated, (iii) the Shelf Registration Statement is declared effective or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. As used herein, the term "Transfer Restricted Securities" means (i) each Security until the date on which such Security has been exchanged for a freely transferable Exchange Security in the Registered Exchange

Offer, (ii) each Security or Private Exchange Security until the date on which it has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iii) each Security or Private Exchange Security until the date on which it is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act. Notwithstanding anything to the contrary in this Section 3(a), the Company and the Subsidiary Guarantor shall not be required to pay liquidated damages to a Holder of Transfer Restricted Securities if such Holder failed to comply with its obligations to make the representations set forth in the second to last paragraph of Section 1 or failed to provide the information required to be provided by it, if any, pursuant to Section 4(n).

          (b) The Company shall notify the Trustee and the Paying Agent under the Indenture within three business days of the happening of each and every Registration Default. The Company and the Subsidiary Guarantor shall pay the liquidated damages due on the Transfer Restricted Securities by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the Holders thereof, prior to 10:00 a.m., New York City time, on the next interest payment date specified by the Indenture and the Securities, sums sufficient to pay the liquidated damages then due. The liquidated damages due shall be payable on each interest payment date specified by the Indenture and the Securities to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay liquidated damages shall be deemed to accrue from and including the date of the applicable Registration Default.

          (c) The parties hereto agree that the liquidated damages provided for in this Section 3 constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Transfer Restricted Securities by reason of the failure of (i) the Shelf Registration Statement or the Exchange Offer Registration Statement to be filed, (ii) the Shelf Registration Statement to remain effective or (iii) the Exchange Offer Registration Statement to be declared effective and the Registered Exchange Offer to be consummated, in each case to the extent required by this Agreement.

          4. Registration Procedures. In connection with any Registration Statement, the following provisions shall apply:

          (a) The Company shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall, in its reasonable judgment, reflect in each such document, when so filed with the Commission, such comments as any Initial Purchaser may reasonably propose; (ii) include information substantially to the effect set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement, and include information substantially to the effect set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; and (iii) if requested by any Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement.

          (b) The Company shall advise each Initial Purchaser, each Exchanging Dealer and the Holders (if applicable) and, if requested by any such person, confirm such advice in writing (which advice pursuant to clause
     (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                  (i) when any Registration Statement and any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

                  (iii) of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities, the Exchange Securities or the Private Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires the making of any changes so that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any prospectus forming part of any Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) If any event contemplated by clauses (ii) through (v) of Section 4 occurs during the period for which the Company and the Subsidiary Guarantor are required to maintain an effective Registration Statement, the Company and the Subsidiary Guarantor will as promptly as is practicable prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company and the Subsidiary Guarantor will use all commercially reasonable efforts to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of any Registration Statement.

          (e) The Company will furnish to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, one conformed copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference) and as many conformed copies of such Registration Statement as such Holder reasonably requests.

          (f) The Company will, during the Shelf Registration Period, promptly deliver to each Holder of Transfer Restricted Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company and the Subsidiary Guarantor consent to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the lawful offer and sale of the Transfer Restricted Securities covered by such prospectus or any amendment or supplement thereto.

          (g) The Company will furnish to each Initial Purchaser and each Exchanging Dealer, and to any other Holder who so requests, without charge, one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if any Initial Purchaser or Exchanging Dealer or any such Holder so requests in writing, all exhibits thereto

     (including those, if any, incorporated by reference) and as many conformed copies of such Exchange Offer Registration Statement as such Holder reasonably requests.

          (h) The Company will, during the Exchange Offer Registration Period or the Shelf Registration Period, as applicable, promptly deliver to each Initial Purchaser, each Exchanging Dealer and such other persons that are required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement or the Shelf Registration Statement and any amendment or supplement thereto as such Initial Purchaser, Exchanging Dealer or other persons may reasonably request; and the Company and the Subsidiary Guarantor consent to the use of such prospectus or any amendment or supplement thereto by any such Initial Purchaser, Exchanging Dealer or other persons, as applicable, in connection with any lawful offer or sale covered by such prospectus or any amendment or supplement thereto, as aforesaid.

          (i) Prior to the effective date of any Registration Statement, the Company and the Subsidiary Guarantor will use commercially reasonable efforts to register or qualify, or cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities included therein and their respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holder reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by such Registration Statement; provided that the Company and the Subsidiary Guarantor will not be required
     --------
     to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

          (j) The Company and the Subsidiary Guarantor will reasonably cooperate with the Holders of Securities, Exchange Securities or Private Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities, Exchange Securities or Private Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders thereof may request in writing prior to sales of Securities, Exchange Securities or Private Exchange Securities pursuant to such Registration Statement.

          (k) If any event contemplated by Section 4(b)(ii) through (v) occurs during the period for which the Company and the Subsidiary Guarantor are required to maintain an effective Registration Statement, the Company and the Subsidiary Guarantor will as promptly as is practicable prepare and file with the Commission a post-effective amendment to the Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to purchasers of the Securities, Exchange Securities or Private Exchange Securities from a Holder, the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (l) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for each of the Securities, the Exchange Securities and the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

          (m) The Company and the Subsidiary Guarantor will comply with all applicable rules and regulations of the Commission and the Company will make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earning statement satisfying the provisions of Section 11(a) of the Securities Act; provided that in no event shall such earning statement be
                     --------
     delivered later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement, which statement shall cover such 12-month period.

          (n) The Company and the Subsidiary Guarantor will cause the Indenture or the Exchange Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act as required by applicable law in a timely manner.

          (o) The Company may require each Holder of Transfer Restricted Securities to be registered pursuant to any Shelf Registration Statement to furnish to the Company such information concerning the Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

          (p) In the case of a Shelf Registration Statement, each Holder of Transfer Restricted Securities to be registered pursuant thereto agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company pursuant to Section 4(b)(ii) through (v), such Holder will discontinue disposition of such Transfer Restricted Securities until such Holder's receipt of copies of the supplemental or amended prospectus contemplated by Section 4(j) or until advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be
     -------
     resumed. If the Company shall give any notice under Section 4(b)(ii) through (v) during the period that the Company is required to maintain an effective Registration Statement (the "Effectiveness Period"), such
                                            --------------------
     Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement shall have received (x) the copies of the supplemental or amended prospectus contemplated by Section 4(j) (if an amended or supplemental prospectus is required) or (y) the Advice (if no amended or supplemental prospectus is required).

          (q) In the case of a Shelf Registration Statement, the Company and the Subsidiary Guarantor shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form and reasonably acceptable to the Company) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement.

          (r)  In the case of a Shelf Registration Statement, the Company shall
     (i) make reasonably available for inspection by a representative of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold and any underwriter participating in any disposition of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and (ii) use its commercially reasonable efforts to have its officers, directors, employees, accountants and counsel supply all relevant information reasonably requested by such representative, Special Counsel or any such underwriter (an "Inspector") in
                                                                  ---------
     connection with such Shelf Registration Statement.

          (s) In the case of a Shelf Registration Statement, the Company shall, if requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its commercially reasonable efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Securities, Exchange Securities or Private Exchange Securities, as applicable, substantially in the form delivered by counsel for the Company in connection with the issuance and sale of the

     Securities, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority in aggregate principal amount of the Securities, Exchange Securities and Private Exchange Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter or letters in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

          5. Registration Expenses. The Company and the Subsidiary Guarantor will jointly and severally bear all expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 4 and the Company will reimburse the Initial Purchasers and the Holders for the reasonable fees and disbursements of Cravath, Swaine & Moore (in addition to any local counsel) unless otherwise instructed by the Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities to be sold pursuant to each Registration Statement (the "Special
                                                                    -------
Counsel") acting for the Initial Purchasers or Holders in connection therewith.
-------

          6. Market-Making.  (a)  For so long as any of the Securities,
Exchange Securities or Private Exchange Securities are outstanding and (i) Chase Securities Inc. (the "Market Maker") or any of its affiliates owns any equity
                      ------------
securities of the Company or, upon completion of the merger and contribution among the Company, Tritel, Inc. and AT&T Wireless Services, Inc. described in the Agreement and Plan of Reorganization and Contribution dated February 28, 2000 (the "Merger"), TeleCorp-Tritel Holding Company, a Delaware corporation
           ------
and future parent of the Company after the completion of the Merger, and proposes to make a market in the Securities, Exchange Securities or Private Exchange Securities as part of its business in the ordinary course and (ii) in the judgment of the Market Maker or the Company, applicable law requires the delivery of a prospectus in connection with such market-making activities, the following provisions shall apply for the sole benefit of the Market Maker:

                 (i) The Company and the Subsidiary Guarantor shall (A) on the date that the Exchange Offer Registration Statement is filed with the Commission, file a registration statement (the "Market-Making
                                                              -------------
          Registration Statement") (which may be the Exchange Offer Registration
          ----------------------
          Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) and use their commercially reasonable efforts to cause such Market-Making Registration Statement to be declared effective by the Commission on or prior to the consummation of the Exchange Offer; (B) periodically amend such Market-Making Registration Statement so that the information contained therein complies with the requirements of Section 10(a) under the Securities Act; (C) within 45 days following the end of each of the Company's fiscal quarters, file a supplement to the prospectus contained in the Market-Making Registration Statement that sets forth the financial results of the Company for such quarter; (D) amend the Market-Making Registration Statement or supplement the related prospectus contained therein when necessary to reflect any material changes in the information provided therein; and (E) amend the Market-Making Registration Statement when required to do so in order to comply with Section 10(a)(3) of the Securities Act; provided, however,
                                                              --------  -------
          that (1) prior to filing the Market-Making Registration Statement, any amendment thereto or any supplement to the prospectus contained therein, the Company will furnish to the Market Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market-Maker and its counsel, (2) the Company and the Subsidiary Guarantor will not file the Market-Making Registration Statement, any amendment thereto or any supplement to the prospectus contained therein to which the Market-Maker and its counsel shall reasonably object unless the Company is advised by counsel that such Market-Making Registration Statement, amendment or supplement is required to be filed in order to maintain the effectiveness of such Market-Making Registration Statement and (3) the Company will provide the Market Maker and its counsel with copies of the Market-Making Registration Statement and each amendment and supplement filed.

               (ii) Promptly upon the Company satisfying the eligibility criteria for use of Form S-3 under the Securities Act, the Company and the Subsidiary Guarantor shall file a post-effective amendment to the Market-Making Registration Statement to convert it from a Form S-1 to a Form S-3 registration statement.

               (iii) The Company shall notify the Market-Maker, and, if requested by the Market Maker, confirm such advice in writing, (A) when any post-effective amendment to the Market-Making Registration Statement or any amendment or supplement to the related prospectus has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the Commission for any post-effective amendment to the Market-Making Registration Statement, any supplement or amendment to the related prospectus or for additional information; (C) the issuance by the Commission of any stop order suspending the effectiveness of the Market-Making Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (E) of the happening of any event that causes (1) the Market-Making Registration Statement to contain an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (2) the prospectus contained in the Market Making Registration Statement to contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (F) of any advice from a nationally recognized statistical rating organization that such organization has placed the Company under surveillance or review with negative implications or has determined to downgrade the rating of the Securities, Exchange Securities or Private Exchange Securities or any other debt obligation of the Company whether or not such downgrade shall have been publicly announced.

               (iv) If any event contemplated by Section 6(a)(iii)(B) through (E) occurs during the period for which the Company and the Subsidiary Guarantor are required to maintain an effective Market-Making Registration Statement, the Company and the Subsidiary Guarantor shall promptly prepare and file with the Commission a post-effective amendment to the Market-Making Registration Statement or a supplement to the related prospectus or file any other required document so that the prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (v) In the event of the issuance of any stop order suspending the effectiveness of the Market-Making Registration Statement or of any order suspending the qualification of the Securities, Exchange Securities or Private Exchange Securities for sale in any jurisdiction, the Company and the Subsidiary Guarantor shall use their commercially reasonable efforts to obtain its withdrawal promptly.

               (vi) The Company shall furnish to the Market Maker, without charge, (A) at least one conformed copy of the Market-Making Registration Statement and any post-effective amendment thereto and
          (B) as many copies of the related prospectus and any amendment or supplement thereto as the Market Maker may reasonably request.

               (vii) The Company and the Subsidiary Guarantor shall consent to the use of the prospectus contained in the Market-Making Registration Statement or any amendment or supplement thereto by the Market Maker in connection with the lawful offering and sale of the Securities, Exchange Securities or Private Exchange Securities.

                 (viii) For so long as the Securities, Exchange Securities or Private Exchange Securities shall be outstanding, the Company shall furnish to the Market Maker (A) as soon as practicable after the end of each of the Company's fiscal years, the number of copies reasonably requested by the Market Maker of the Company's annual report for such year, if such report is distributed to the stockholders of the Company, (B) as soon as available, the number of copies reasonably requested by the Market Maker of each report (including, without limitation, reports on Forms 10-K, 10-Q and 8-K) or definitive proxy statements (if any) of the Company filed under the Exchange Act or mailed to stockholders and (C) any public reports and all reports and financial statements furnished by the Company to the Nasdaq National Market System or any U.S. national securities exchange or quotation service upon which the Securities or Exchange Securities may be listed pursuant to requirements of or agreements with such exchange or quotation service or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (b) In the case of the Market-Making Registration Statement, the Market Maker agrees that, upon receipt of any notice from the Company pursuant to clauses (B) through (E) of paragraph 6(a)(iii), the Market Maker will discontinue disposition of such Securities, Exchange Securities or Private Exchange Securities until the Market Maker's receipt of copies of the supplemental or amended prospectus contemplated by Section 6(a)(iv) or until advised in writing by the Company that the use of the applicable prospectus may be resumed.

          (c) Prior to the effective date of the Market-Making Registration Statement, the Company and the Subsidiary Guarantor will use commercially reasonable efforts to register or qualify, or cooperate with the Market Maker and its respective counsel in connection with the registration or qualification of, such Securities, Exchange Securities or Private Exchange Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Market Maker reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities, Exchange Securities or Private Exchange Securities covered by the Market-Making Registration Statement; provided that the Company and the Subsidiary Guarantor will not
                --------
     be required to qualify generally to do business in any jurisdiction where they are not then so qualified or to take any action which would subject them to general service of process or to taxation in any such jurisdiction where they are not then so subject.

          (d) The Company and the Subsidiary Guarantor represent that the Market-Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission thereunder and will not, as of the effective date of such Market-Making Registration Statement or post-effective amendments and as of the filing date of amendments or supplements to such prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to
                 --------
     information contained in or omitted from the Market-Making Registration Statement or the related prospectus in reliance upon and in conformity with written information furnished to the Company by the Market Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Maker to be set forth on the cover page and in the "Plan of Distribution" section of the prospectus (the "Market Maker's
                                                            --------------
     Information").
     -----------

          (e) At the time of effectiveness of the Market-Making Registration Statement and concurrently with each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Company shall (if reasonably requested by the Market Maker) furnish the Market

     Maker and its counsel with a certificate of its Chief Executive Officer and its Executive Vice President and Chief Financial Officer to the effect that:

                 (i) the Market-Making Registration Statement has been declared effective;

                 (ii) in the case of an amendment or supplement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable, such amendment or supplement to the prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein;

                 (iii) to the knowledge of such officers, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; and

                 (iv) such officers have carefully examined (A) the Market-Making Registration Statement and, in the case of an amendment, such amendment, and as of the date of such Market-Making Registration Statement or amendment, as applicable, the Market-Making Registration Statement, as amended, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) the related prospectus, and, in the case of a supplement, such supplement, and as of the date of such prospectus or supplement, as applicable, such prospectus, as supplemented, if applicable, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) At the time of effectiveness of the Market-Making Registration Statement and concurrently with each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented, the Company shall (if requested by the Market Maker) furnish the Market Maker and its counsel with the written opinion of counsel for the Company satisfactory to the Market Maker to the effect that:

                 (i) the Market-Making Registration Statement has been declared effective;

                 (ii) in the case of an amendment or supplement, such amendment has become effective under the Securities Act as of the date and time specified in such opinion and such amendment or supplement to the prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein;

                 (iii) to the knowledge of such counsel, no stop order suspending the effectiveness of the Market-Making Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission; and

                 (iv) such counsel has participated in conferences with officers of the Company and independent public accountants for the Company at which the contents of such Market-Making Registration Statement and prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and related matters were discussed and has no reason to believe that as of the date of such Market-Making Registration Statement, amendment or supplement, as applicable, the Market-Making Registration Statement and the prospectus, as amended or supplemented, if applicable, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) At the time of effectiveness of the Market-Making Registration Statement and concurrently with each time the Market-Making Registration Statement or the related prospectus shall be amended or such prospectus shall be supplemented to include audited annual financial information, the Company shall (if requested by the Market Maker) furnish the Market-Maker and its counsel with a letter of PricewaterhouseCoopers LLP (or other independent public accountants for the Company of nationally recognized standing), in form satisfactory to the Market-Maker, addressed to the Market-Maker and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and, (ii) in all other respects, substantially in the form of the letter delivered to the Initial Purchasers pursuant to Section 5(f) of the Purchase Agreement, with, in the case of an amendment or supplement to include audited financial information, such changes as may be necessary to reflect the amended or supplemented financial information.

          (h) The Company hereby agrees to indemnify the Market Maker, and, if applicable, contribute to the Market Maker, in accordance with Sections 7 and 8 of this Agreement.

          (i) The Company will comply with the provisions of this Section 6 at its own expense and will reimburse the Market Maker for its expenses associated with this Section 6 (including reasonable fees and expenses of counsel).

          (j) The agreements contained in this Section 6 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Securities and shall remain in full force and effect, regardless of any termination or cancelation of this Agreement or any investigation made by or on behalf of any indemnified party.

          (k) For purposes of this Section 6, any reference to the terms "amend", "amendment" or "supplement" with respect to the Market-Making Registration Statement or the prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference.

          7. Indemnification. (a) In the event of a Shelf Registration Statement or in connection with any prospectus delivery pursuant to an Exchange Offer Registration Statement by an Initial Purchaser or Exchanging Dealer, as applicable, or in connection with any prospectus delivery by the Market Maker, the Company and the Subsidiary Guarantor shall jointly and severally indemnify and hold harmless each Holder (including, without limitation, any such Initial Purchaser or Exchanging Dealer or the Market Maker), its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 7 and Section 8 as a Holder) from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, without limitation, any loss, claim, damage, liability or action relating to purchases and sales of Securities, Exchange Securities or Private Exchange Securities), to which that Holder may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or Market-Making Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) in the case of the Market Maker, any breach by the Company of its representations, warranties and agreements set forth in Section 6, and shall reimburse each Holder promptly upon demand for any legal or other expenses reasonably incurred by that Holder in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Subsidiary
                       --------  -------

Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, an untrue statement or alleged untrue statement in, or omission or alleged omission from, any of such documents in reliance upon and in conformity with any Holders' Information or Market Maker's Information; and provided, further that with
                                               --------  -------
respect to any such untrue statement in or omission from any related preliminary prospectus, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any Holder from whom the person asserting any such loss, claim, damage, liability or action received Securities, Exchange Securities or Private Exchange Securities to the extent that such loss, claim, damage, liability or action of or with respect to such Holder results from the fact that both (i) a copy of the final prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Securities, Exchange Securities or Private Exchange Securities to such person and (ii) the untrue statement in or omission from the related preliminary prospectus was corrected in the final prospectus unless, in either case, such failure to deliver the final prospectus was a result of non-compliance by the Company with Section 4(e), 4(f), 4(g) or 4(h) or Section 6, as applicable.

          (b) In the event of a Shelf Registration Statement or in connection with any prospectus delivery by the Market Maker, each Holder (including, if applicable, the Market Maker) shall indemnify and hold harmless the Company, its affiliates, their respective officers, directors, employees, representatives and agents, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 7(b) and Section 8 as the Company), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, any other federal or state statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any such Registration Statement or Market-Making Registration Statement or any prospectus forming part thereof or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with any Holders' Information or Market Maker's Information furnished to the Company by such Holder, and shall reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending or preparing to defend against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that no such Holder shall be liable
                       --------  -------
for any indemnity claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Securities, Exchange Securities or Private Exchange Securities pursuant to such Shelf Registration Statement or prospectus.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party pursuant to Section 7(a) or 7(b), notify the indemnifying party in writing of the claim or the commencement of that action; provided,
                                                                  --------
however, that the failure to notify the indemnifying party shall not relieve it
-------
from any liability which it may have under this Section 7 except to the extent that it has been prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the
                               --------  -------
indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than the reasonable costs of investigation; provided, however,
                                                          --------  -------
that an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use all commercially reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          8. Contribution. If the indemnification provided for in Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantor from the initial offering and sale of the Securities, on the one hand, and by a Holder from receiving Securities, Exchange Securities or Private Exchange Securities, as applicable, registered under the Securities Act, on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantor, on the one hand, and such Holder, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to the Company and the Subsidiary Guarantor or information supplied by the Company and the Subsidiary Guarantor, on the one hand, or to any Holders' Information or Market Maker's Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8 shall be deemed to include, for purposes of this Section 8, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 8, an indemnifying party that is a Holder of Securities, Exchange Securities or Private Exchange Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities, Exchange Securities or Private Exchange Securities sold by such indemnifying party to any purchaser exceeds the amount of any damages which such indemnifying party has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          9. Rules 144 and 144A. The Company shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Transfer Restricted Securities or the Market Maker, make publicly available other information so long as necessary to permit sales of such Holder's or the Market Maker's securities pursuant to Rules 144 and 144A. The Company and the Subsidiary Guarantor covenant that they will take such further action as any Holder of Transfer Restricted Securities or the Market Maker may reasonably request, all to the extent required from time to time to enable such Holder or the Market Maker to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Transfer Restricted Securities or the Market Maker, the Company and the Subsidiary Guarantor shall deliver to such Holder or the Market Maker, as applicable, a written statement as to whether they have complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          10. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          11. Miscellaneous. (a) Amendments and Waivers. No failure or delay by the Company, the Subsidiary Guarantor, any Holder or the Market Maker in exercising any right under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any such right or amendment or discontinuance of steps to enforce any such right preclude any other of further exercise thereof or the exercise of any other right. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities, taken as a single class (and, with respect to the provisions of Section 6, the written consent of the Market Maker). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities, Exchange Securities or Private Exchange Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority in aggregate principal amount of the Securities, the Exchange Securities and the Private Exchange Securities being sold by such Holders pursuant to such Registration Statement.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier or air courier guaranteeing next-day delivery:

          (1) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 11(b), which address initially is, with respect to each Holder, the address of such Holder maintained by the

     Registrar under the Indenture, with a copy in like manner to Chase Securities Inc., Lehman Brothers Inc. and Deutsche Bank Securities Inc;

          (2) if to an Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

          (3) if to the Company, initially at the address of the Company set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being delivered to a next-day air courier; five business days after being deposited in the mail; and when receipt is acknowledged by the recipient's telecopier machine, if sent by telecopier.

          (c) Successors And Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

          (d) Counterparts. This Agreement may be executed in any number of counterparts (which may be delivered in original form or by telecopier) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (e) Definition of Terms. For purposes of this Agreement, (a) the term "business day" means any day on which the New York Stock Exchange, Inc. is open for trading, (b) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act.

          (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (h) Remedies. In the event of a breach by the Company, any Subsidiary Guarantor or by any Holder of any of their obligations under this Agreement, each Holder, the Company or any Subsidiary Guarantor, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages (other than the recovery of damages for a breach by the Company or any Subsidiary Guarantor of its obligations under Sections 1 or 2 hereof for which liquidated damages have been paid pursuant to Section 3 hereof), will be entitled to specific performance of its rights under this Agreement. The Company, the Subsidiary Guarantor and each Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by each such person of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, each such person shall waive the defense that a remedy at law would be adequate.

          (i) No Inconsistent Agreements. The Company and each Subsidiary Guarantor represents, warrants and agrees that (i) it has not entered into, shall not, on or after the date of this Agreement, enter into any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, (ii) it has not previously entered into any agreement which remains in effect granting any registration rights with respect to any of its debt securities to any person and (iii) (with respect to the Company) without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities and the Market Maker, it shall not grant to any person the right to request the Company to register any debt securities of the Company under the Securities Act unless the rights so granted are not in conflict or inconsistent with the provisions of this Agreement.

          (j) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) shall have the right to include any securities of the Company in any Shelf Registration or Registered Exchange Offer other than Transfer Restricted Securities.

          (k) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Subsidiary Guarantor and the Initial Purchasers.


                                Very truly yours,


                                TELECORP PCS, INC.,


                                by /s/ Thomas H. Sullivan
                                   -----------------------------------
                                   Name:  Thomas H. Sullivan
                                   Title: Executive Vice President
                                          and Chief Financial Officer



                                TELECORP COMMUNICATIONS, INC.,


                                by /s/ Thomas H. Sullivan
                                   -----------------------------------
                                   Name:  Thomas H. Sullivan
                                   Title: President, Treasurer and Secretary


Accepted:

CHASE SECURITIES INC.,


by /s/ R. David McDonough
   ---------------------------
   Name:  R. David McDonough
   Title: Vice President



LEHMAN BROTHERS INC.,


by /s/ Perry Hoffmeister
   ---------------------------
   Name:  Perry Hoffmeister
   Title: Managing Director



DEUTSCHE BANK SECURITIES INC.,


by /s/ Thomas D. Dale
   ----------------------------
   Name:  Thomas D. Dale
   Title: Managing Director

                                                                         ANNEX A

          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the expiration of the Exchange Offer, it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution".

                                                                         ANNEX B
          Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution".

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION


          Each broker-dealer that receives Exchange Securities for its own account pursuant to the Registered Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the expiration of the Exchange Offer, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition,
until [    ], all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

          The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Registered Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Registered Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          For a period of 180 days after the expiration of the Exchange Offer the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Registered Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any broker-dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D


     [_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
     Address:



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.